IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

EPIPHANY FUNDS

EPIPHANY FFV FOCUSED FUND

Supplement dated November 21, 2011 to the

Class N Series Prospectus dated March 1, 2011

Class A and Class C Series Prospectus dated March 1, 2011

On November 16, 2011, the Board of Trustees of Epiphany Funds approved a name change and a change in investment strategy for the Epiphany FFV Focused ("Fund") to be effective January 21, 2012. You have received this notice because you are a shareholder of the Fund and the Fund has agreed to provide you written notice in advance of any such change or you are a prospective shareholder and you have received a copy of this notice with your prospectus.

The investment objective of the Fund will not change. However, after January 21, 2012, the Adviser intends to manage the Fund as a “small cap” fund rather than a “small midcap” fund.

Also effective January 21, 2012, the name of the Fund will be changed to the Hillcrest FFV Small Cap Value Fund.